UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street
Indiana	PA	15701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 349-7220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On April 28, 2020, First Commonwealth Financial Corporation (the “Company”) held its annual meeting of shareholders. The final voting results for each of the matters submitted to a vote of security holders during the annual meeting are set forth below.

1. Election of Directors	For	Withheld	Abstain	Broker Non-Vote
Julie A. Caponi	70,054,857	1,423,394	0	14,543,978
Ray T. Charley	69,187,004	2,291,247	0	14,543,978
Gary R. Claus	71,051,036	427,215	0	14,543,978
David S. Dahlmann	69,637,286	1,840,964	0	14,543,978
Johnston A. Glass	70,386,557	1,091,693	0	14,543,978
Jon L. Gorney	71,026,133	452,117	0	14,543,978
Jane Grebenc	68,686,097	2,792,154	0	14,543,978
David W. Greenfield	69,734,464	1,743,787	0	14,543,978
Bart E. Johnson	71,053,703	424,547	0	14,543,978
Luke A. Latimer	55,583,929	15,894,321	0	14,543,978
Aradhna M. Oliphant	69,889,142	1,589,108	0	14,543,978
T. Michael Price	70,979,172	499,078	0	14,543,978
Robert J. Ventura	69,975,418	1,502,832	0	14,543,978
Stephen A. Wolfe	71,086,998	391,253	0	14,543,978

The directors named above were each elected to terms expiring in 2021.

	For	Against	Abstain
2. Ratification of Ernst & Young LLP as independent registered public accountants	85,727,875	162,939	132,298

The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved.

	For	Against	Abstain	Broker Non-Vote
3. Approval of Employee Stock Purchase Plan	70,118,598	962,443	398,505	14,543,978

The First Commonwealth Financial Corporation Employee Stock Purchase Plan was approved.

	For	Against	Abstain	Broker Non-Vote
4. Approval of the advisory vote on executive compensation	69,052,672	1,846,487	580,387	14,543,978

Shareholders approved, by an advisory vote, the compensation of the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits
Exhibits

101	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 1, 2020

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ James R. Reske
Name:	James R. Reske
Title:	Executive Vice President, Chief Financial Officer and Treasurer